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                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT
                        RELATING TO WENDT-BRISTOL DIAGNOSTICS
                                    COMPANY
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                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report dated April 20, 1998, in the Registration Statement on Form S-4 and related Prospectus of Wendt-Bristol Diagnostic Company and Subsidiaries.


                                             /s/ HAUSSER + TAYLOR LLP



Columbus, Ohio
September 23, 1998